UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2023

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-39144 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 South Meridian Boulevard Englewood, Colorado (Address of principal executive offices)		80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition.

See disclosures under Item 7.01(b) below.

Item 7.01 Regulation FD Disclosure.

Offering of debt securities

On January 17, 2023, DISH Network Corporation (“DISH Network”) issued a press release announcing its intention to offer, subject to market and other conditions, approximately $500 million aggregate principal amount of its senior secured notes. The notes will only be offered and sold to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and in offshore transactions in accordance with Regulation S under the Securities Act. The net proceeds of the offering are intended to be used for general corporate purposes, including the buildout of wireless infrastructure. The notes will be secured by certain assets of certain DISH Network subsidiaries.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on January 17, 2023, as required pursuant to that certain Indenture, dated November 15, 2022 (the “Indenture”), by and among the Company, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent, DISH Network delivered to the Trustee a written certificate certifying that the Company had satisfied the required LTV Ratio (as defined in the Indenture) as of the date of an independent appraisal of the Spectrum Collateral (as defined in the Indenture), which was delivered as part of the certificate. Based on the independent appraisal, the LTV Ratio was not greater than 0.35 to 1.00 and the fair market value of the Spectrum Collateral was $10.04 billion.

Preliminary operating metrics as of and for the year ended December 31, 2022

On January 17, 2023, DISH Network announced certain preliminary estimated operating metrics as of and for the year ended December 31, 2022. Such preliminary estimated operating metrics are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended.

Certain statements incorporated by reference in this Current Report on Form 8-K may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described. DISH Network undertakes no obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release “DISH Network Announces Secured Debt Offering” dated January 17, 2023

Exhibit 99.2	Preliminary estimated operating metrics as of and for the year ended December 31, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

Date: January 17, 2023	By:	/s/ Timothy A. Messner
Timothy A. Messner
Executive Vice President and General Counsel